                                                        EXHIBIT 99.2

FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================


Unaudited Interim Financial Statements


June 30, 1996



Balance Sheets                                                       1
Statements of Income                                                 2
Statements of Cash Flows.                                            3
Notes to Unaudited Interim Financial Statements.                     4

Financial Guaranty Insurance
Company                                                           Balance Sheets
================================================================================

($ in Thousands)

                                                                                       June 30,              December 31,
                                                                                         1996                       1995
                                                                                   ----------------         -------------------
                                                                                      (Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value
(amortized cost of $2,066,231 in 1996 and $2,043,453 in 1995)                           $2,057,812                  $2,141,584
Short-term investments, at cost, which approximates market                                 133,832                      91,032
Cash                                                                                         1,294                         199
Accrued investment income                                                                   37,753                      37,347
Reinsurance receivable                                                                       7,358                       7,672
Deferred policy acquisition costs                                                           93,100                      94,868
Property, plant and equipment net of
   accumulated depreciation of $14,094 in
   1996 and $12,861 in 1995                                                                  5,573                       6,314
Prepaid reinsurance premiums                                                               156,055                     162,088
Prepaid expenses and other assets                                                           50,908                      39,198
                                                                                    ---------------             ---------------

            Total assets                                                                $2,543,685                  $2,580,302
                                                                                    ===============             ===============

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                                          698,149                     727,535
Losses and loss adjustment expenses                                                         71,034                      77,808
Ceded reinsurance payable                                                                    2,777                       1,942
Accounts payable and accrued expenses                                                       38,035                      32,811
Due to parent                                                                                  267                       1,647
Current federal income taxes payable                                                        67,077                      51,296
Deferred federal income taxes payable                                                       63,850                      99,171
Payable for securities purchased                                                            32,186                      40,211
                                                                                    ---------------             ---------------
            Total liabilities                                                              973,375                   1,032,421
                                                                                    ---------------             ---------------

Stockholder's Equity:

Common stock, par value $1,500 per share at June 30, 1996 and at December 31, 1995: 10,000 shares authorized,

  issued and outstanding                                                                    15,000                      15,000
Additional paid-in capital                                                                 334,011                     334,011
Net unrealized  (losses) gains on fixed maturity securities available
   for sale, net of tax                                                                     (5,472)                     63,785
Foreign currency translation adjustment                                                     (2,296)                     (1,499)
Retained earnings                                                                        1,229,067                   1,136,584
                                                                                    ---------------             ---------------
            Total stockholder's equity                                                   1,570,310                   1,547,881
                                                                                    ---------------             ---------------

            Total liabilities and stockholder's equity                                  $2,543,685                  $2,580,302
                                                                                    ===============             ===============

            See accompanying notes to interim financial statements
                                      -1-

Financial Guaranty Insurance
Company                                                     Statements Of Income
================================================================================

($ in Thousands)

                                                                                              Six Months Ended June 30,
                                                                                            1996                        1995
                                                                                       --------------                ------------
                                                                                                    (Unaudited)
Revenues:

    Gross premiums written                                                                $  45,481                    $  42,773
    Ceded premiums                                                                           (6,643)                      (5,965)
                                                                                       --------------                ------------

    Net premiums written                                                                     38,838                       36,808
    Decrease in net unearned premiums                                                        23,353                       18,136
                                                                                       --------------                ------------

    Net premiums earned                                                                      62,191                       54,944
    Net investment income                                                                    61,513                       59,327
    Net realized gains                                                                        8,348                       17,446
                                                                                       --------------                ------------

        Total revenues                                                                      132,052                      131,717
                                                                                       --------------                ------------

Expenses:

    Losses and loss adjustment expenses                                                      (2,702)                         815
    Policy acquisition costs                                                                  9,637                        5,308
    Other underwriting expenses                                                               7,561                        8,662
                                                                                       --------------                ------------

        Total expenses                                                                       14,496                       14,785
                                                                                       --------------                ------------

        Income before provision for federal income taxes                                    117,556                      116,932

    Provision for federal income taxes                                                       25,071                       25,066
                                                                                       --------------                ------------

         Net income                                                                       $  92,485                     $ 91,866
                                                                                       ==============                ============

            See accompanying notes to interim financial statements
                                      -2-

Financial Guaranty Insurance
Company                                                  Statements Of Cash Flow
================================================================================


($ in Thousands)

                                                                                                Six Months Ended June 30,
                                                                                            1996                         1995
                                                                                       ------------                  ------------
                                                                                                       (Unaudited)
Operating activities:

           Net income                                                                   $  92,485                      $  91,866
               Adjustments to reconcile net income to net
                 cash provided by operating activities:
               Provision for deferred income taxes                                          2,400                         11,991
               Amortization of fixed maturity securities                                      398                          1,096
               Policy acquisition costs deferred                                           (8,565)                       (10,254)
               Amortization of deferred policy acquisition costs                           10,333                          5,308
               Depreciation of fixed assets                                                 1,233                          1,167
               Change in reinsurance receivable                                               314                          4,569
               Change in prepaid reinsurance premiums                                       6,033                          5,877
               Foreign currency translation adjustment                                     (1,226)                           972
               Change in accrued investment income, prepaid
                  expenses and other assets                                               (12,116)                        (3,483)
               Change in unearned premiums                                                (29,386)                       (24,013)
               Change in losses and loss adjustment expense reserves                       (6,774)                        (4,617)
               Change in other liabilities                                                  4,678                        (11,076)
               Change in current income taxes payable                                      15,781                         (9,625)
               Net realized gains on investments                                           (8,348)                       (17,446)
                                                                                       ------------                  ------------

           Net cash provided by operating activities                                       67,240                         42,332
                                                                                       ------------                  ------------

           Investing activities:

           Sales or maturities of fixed maturity securities                               406,676                        478,328
           Purchases of fixed maturity securities                                        (429,529)                      (413,181)
           Sales or maturities (purchases) of short-term investments, net                 (42,800)                      (102,414)
           Purchases of property and equipment, net                                          (492)                          (354)
                                                                                       ------------                  ------------

           Net cash used for investing activities                                         (66,145)                       (37,621)
                                                                                       ------------                  ------------

           Increase (decrease) in cash                                                      1,095                          4,711
           Cash at beginning of period                                                        199                          1,766
                                                                                       ------------                  ------------


           Cash at end of period                                                       $    1,294                     $      477
                                                                                       ============                  ============

            See accompanying notes to interim financial statements
                                      -3-

Financial Guaranty Insurance
Company                                            Notes to Financial Statements
================================================================================

June 30, 1996 and 1995
(Unaudited)


              (1) Basis of Presentation

                  The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months ended June 30, 1996 and 1995, (b) the financial position at June 30, 1996 and December 31, 1995, and (c) cash flows for the six months ended June 30, 1996 and 1995.

                  These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

                  The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              (2) Statutory Accounting Practices

                  The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

                  (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;
                  (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;
                  (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

                  (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;
                  (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;
                  (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and
                  (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

Financial Guaranty Insurance
Company                                            Notes to Financial Statements
================================================================================

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                    Six Months Ended June 30,
                                    ----------------------------------------------------------
                                               1996                          1995
                                    ---------------------------    ---------------------------
                                         Net      Stockholder's        Net       Stockholder's
                                       Income        Equity          Income         Equity
                                    -----------   -------------   -----------   --------------
GAAP basis amount                   $    92,485    $ 1,570,310    $    91,866    $ 1,441,820


Premium revenue recognition              (4,061)      (170,988)        (9,905)      (154,322)

Deferral of acquisition costs             1,768        (93,100)        (4,946)       (95,874)

Contingency reserve                          --       (415,603)            --       (357,817)

Non-admitted assets                          --         (4,837)            --         (6,579)

Case-basis losses incurred
  and salvage recoverable
                                         (3,394)        (3,446)         6,631          2,531

Portfolio loss reserves                      --         24,000        (10,900)        35,200

Deferral of income tax                    2,400         66,796         11,991         57,466

Unrealized gains on fixed
  maturity securities held at
  fair value, net of taxes                   --          5,472             --        (27,827)

Profit commission                         1,273         (4,471)         4,909         (3,931)

Contingency reserve tax deduction            --         85,176             --         78,196

Provision for unauthorized
  reinsurance                                --             --             --           (266)

Allocation of tax benefits due to
  Parent's net operating loss to
  the Company                                (4)        10,287            244          9,898
                                    -----------   -------------   -----------   --------------


Statutory basis amount              $    90,467    $ 1,069,596    $    89,845    $   978,495
                                    -----------   -------------   -----------   --------------
                                    -----------   -------------   -----------   --------------


Financial Guaranty Insurance
Company                                            Notes to Financial Statements
================================================================================


June 30, 1996 and 1995
(Unaudited)

              (3) Dividends

                  Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

                  o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.
                  o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

                  The amount of the Company's surplus available for dividends during 1996 is approximately $106.2 million.

              (4) Income Taxes

                  The Company's effective Federal corporate tax rate (21.3 percent and 21.4 percent for the six months ended June 30, 1996 and 1995, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

              (5) Reinsurance

                  In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", adopted in 1993, the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $12.7 million and $11.6 million, respectively, for the six months ended June 30, 1996 and 1995.

                                   EXHIBIT A

                        Approved Financial Information
                             As of March 31, 1996


As of March 31, 1996, December 31, 1995 and 1994 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $185.1 billion, $180.0 billion and $160.2 billion par value of securities, respectively (of which approximately 87 percent, 88 percent and 89 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $1.97 billion, $1.95 billion and $1.78 billion, respectively. As of March 31, 1996, the Certificate Insurer had reinsured approximately 18 percent of the risks it had written, 41 percent through quota share reinsurance and 59 percent through facultative arrangements.

Capitalization

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1994, December 31, 1995 and March 31, 1996, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since March 31, 1996.


                                                        December 31,              December 31,           March 31,
                                                           1994                       1995                 1996
                                                       (in millions)             (in Millions)         (in Millions)
                                                       ------------              ----------------      -------------
Unearned Premiums                                             $757                       $728                  $709
Other Liabilities                                              261                        304                   289
Stockholder's Equity
     Common Stock                                               15                         15                    15
     Additional Paid-in Capital                                334                        334                   334
     Unrealized gains (losses)                                 (42)                        64                    22
     Foreign currency translation
       adjustment                                               (1)                        (2)                   (2)
     Retained Earnings                                         974                      1,137                 1,185
                                                       ------------              ----------------      -------------

Total Stockholder's Equity                                   1,280                      1,548                 1,554
                                                       ------------              ----------------      -------------

Total Liabilities and
  Stockholder's Equity                                      $2,298                     $2,580                $2,552
                                                       ------------              ----------------      -------------
                                                       ------------              ----------------      -------------



For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.

                                   EXHIBIT A

                        Approved Financial Information
                              As of June 30, 1996


As of June 30, 1996, December 31, 1995 and 1994 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $190.7 billion, $180.0 billion and $160.2 billion par value of securities, respectively (of which approximately 87 percent, 88 percent and 89 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $1.99 billion, $1.95 billion and $1.78 billion, respectively. As of June 30, 1996, the Certificate Insurer had reinsured approximately 18 percent of the risks it had written, 36 percent through quota share reinsurance and 64 percent through facultative arrangements.

Capitalization

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1994, December 31, 1995 and June 30, 1996, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since June 30, 1996.

(Unaudited)
                                                        December 31,              December 31,            June 30,
                                                              1994                    1995                   1996
                                                       (in millions)             (in Millions)         (in Millions)
                                                       -------------             ------------          -------------
Unearned Premiums                                             $757                       $728                  $698
Other Liabilities                                              261                        304                   276
Stockholder's Equity
     Common Stock                                               15                         15                    15
     Additional Paid-in Capital                                334                        334                   334
     Unrealized gains (losses)                                 (42)                        64                    (6)
     Foreign currency translation
       adjustment                                               (1)                        (2)                   (2)
     Retained Earnings                                         974                      1,137                 1,229
                                                       -------------             ------------          -------------
Total Stockholder's Equity                                   1,280                      1,548                 1,570
                                                       -------------             ------------          -------------
Total Liabilities and
  Stockholder's Equity                                      $2,298                     $2,580                $2,544
                                                       -------------             ------------          -------------
                                                       -------------             ------------          -------------



For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A and the unaudited interim financial statements of the Certificate Insurer Included as Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.